SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2007

FOCUS ENHANCEMENTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-11860	04-3144936
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

1370 Dell Ave., Campbell, CA

95008

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 866-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 12, 2007, Focus Enhancements, Inc. issued a press release discussing its results of operations for the three and nine months ended September 30, 2007. This press release is attached hereto as Exhibit 99.1 and is being furnished under Item 2.02 of this Form 8-K.

On November 12, 2007, Focus Enhancements, Inc. held a conference call and webcast to discuss its results of operations for the three and nine months ended September 30, 2007. The conference call transcript is attached hereto as Exhibit 99.2 and is being furnished under Item 2.02 of this Form 8-K.

Item 7.01. Regulation FD Disclosure

On November 12, 2007, Focus Enhancements, Inc. issued a press release discussing, among other things, 2007 and 2008 financial guidance. The “2007 and 2008 Outlook” section and other information related to our expected future performance in this press release attached hereto as Exhibit 99.1 are being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.

On November 12, 2007, Focus Enhancements, Inc. held a conference call discussing among other things, 2007 and 2008 financial guidance. The information in the conference call transcript relating to our expected future performance is being furnished under Item 7.01 of this Form 8-K and is not deemed filed for purposes of Section 18 of the Exchange Act.

Item 9.01. Financial Statements and Exhibits

(d)                                 Exhibits

99.1                           Focus Enhancements, Inc. earnings press release for the quarter ended September 30, 2007.

99.2                           Focus Enhancements, Inc. third quarter 2007 results conference call transcript held on November 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOCUS ENHANCEMENTS, INC.

Date: November 15, 2007	By:	/s/ Gary Williams
	Name:	Gary Williams
	Title:	Exec. VP of Finance and CFO